                                                                    EXHIBIT 99.2
                                                                    ------------

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS OF HEARST-ARGYLE TELEVISION, INC. (THE "COMPANY") (GIVING EFFECT TO THE PULITZER MERGER (AS DEFINED IN ITEM 5 OF THE COMPANY'S FORM 8-K, DATED SEPTEMBER 29, 1998 AND AMENDED BY THE COMPANY'S FORM 8-K/A DATED DECEMBER 16, 1998) BOTH INCLUDING AND EXCLUDING THE KELLY TRANSACTION (AS DEFINED IN ITEM 5 OF THE COMPANY'S FORM 8-K, DATED SEPTEMBER 17, 1998 AS AMENDED BY THE COMPANY'S FORM 8-K/A DATED DECEMBER 7, 1998))

     The following unaudited pro forma combined condensed financial statements of the Company (the "Pro Forma Statements") give effect to the Pulitzer Merger both including and excluding the Kelly Transaction, pursuant to which the Company will issue to the stockholders of Pulitzer Publishing Company ("Pulitzer") shares of the Company's Series A Common Stock (the "Series A Common Stock") with a value of $1.15 billion calculated on the basis of an equity adjustment "collar" mechanism and will assume $700 million of new debt (the "New Debt"). Upon consummation of the Kelly Transaction, the Company has agreed to acquire, through a merger transaction, all of the partnership interests in Kelly Broadcasting (as defined in Item 5 of the Company's Form 8-K dated September 17, 1998 as amended by The Company's Form 8-K/A dated December 7, 1998), in exchange for cash consideration in the amount of $520 million, subject to a working capital adjustment.

     The Pulitzer Merger and the Kelly Transaction will be accounted for by the Company using the purchase method with the Company as the acquiror of Pulitzer Broadcasting (as defined in Item 5 of the Company's Form 8-K, dated September 29, 1998 as amended by The Company's Form 8-K/A dated December 16, 1998) and Kelly Broadcasting. Accordingly, the Pulitzer Broadcasting and the Kelly Broadcasting assets and liabilities have been adjusted to their estimated fair values based upon preliminary purchase price allocations. The results of operations of Pulitzer Broadcasting and Kelly Broadcasting will be included in the consolidated financial statements of the Company subsequent to their dates of acquisition.

     The unaudited pro forma combined condensed statements of operations for the nine-months ended September 30, 1997 and 1998 and for the year ended December 31, 1997 give effect to the Pulitzer Merger both including and excluding the Kelly Transaction as if both transactions had been completed at the beginning of each period presented. The unaudited pro forma combined condensed statements of operations of the Company, including the estimated impact of the Pulitzer Merger both including and excluding the estimated impact of the Kelly Transaction, have been prepared based upon the unaudited pro forma combined condensed statements of operations of the Company, excluding the estimated impact of the Pulitzer Merger and the Kelly Transaction, the historical statements of operations of Pulitzer Broadcasting and the historical statements of operations of Kelly Broadcasting. The unaudited pro forma combined condensed statements of operations of the Company for the year ended December 31, 1997 and for the nine-months ended September 30, 1997, excluding the estimated impact of the Pulitzer Merger and the Kelly Transaction, give effect to the transaction consummated on January 31, 1997 in which Argyle Television, Inc. ("Argyle"), exchanged its WZZM and WGRZ stations for Gannett Co., Inc.'s WLWT and KOCO stations located in Cincinnati, OH and Oklahoma City, OK, respectively (the "Gannett Swap"), the transaction consummated on August 29, 1997, in which The Hearst Corporation, pursuant to a merger transaction, contributed its television broadcast group to Argyle (the "Hearst Transaction"), and the transaction effective June 1, 1998, whereby the Company exchanged its television stations WNAC-TV and WDTN-TV for STC Broadcastings, Inc.'s television stations KSBW-TV and WPTZ-TV/WNNE-TV (the "STC Swap") as if all such transactions had occurred at the beginning of 1997, and for the nine-months ended September 30, 1998 excluding the estimated impact of the Pulitzer Merger and the Kelly Transaction give effect to the STC Swap as if such transaction had occurred at the beginning of 1998.

     The unaudited pro forma combined condensed balance sheet at September 30, 1998 gives effect to the Pulitzer Merger including and excluding the Kelly Transaction as if the Pulitzer Merger had occurred on September 30, 1998 at the minimum Collar Price of $29.75 and at the maximum Collar Price of $38.50 and is based upon the historical consolidated balance sheets of the Company, Pulitzer Broadcasting and Kelly Broadcasting.

      The Pro Forma Statements should be read in conjunction with the Company's historical consolidated and unaudited pro forma combined condensed financial statements, the Pulitzer Broadcasting and the Kelly Broadcasting historical consolidated financial statements either included herein or filed previously by the Company. The Pro Forma Statements are not necessarily indicative of the actual results of operations or financial position of the Company that would have occurred had the Pulitzer Merger, the Kelly Transaction, the Hearst Transaction, the Gannett Swap and the STC Swap occurred on the dates indicated nor are they necessarily indicative of future operating results or financial position.

     For purposes of the Pro Forma Statements, the estimated purchase price of Pulitzer Broadcasting was determined as follows assuming the maximum stock price of $38.50 and the minimum stock price of $29.75 (in thousands, except share data):

                                                                                      SHARES ISSUED
                                                                  PURCHASE PRICE   MAXIMUM     MINIMUM
                                                                  --------------  ----------  ----------
Value of Series A Common Stock issued to Pulitzer stockholders..      $1,150,000  29,870,130  38,655,462
New Debt assumed................................................         700,000
Estimated transaction costs.....................................          20,000
                                                                      ----------
TOTAL ESTIMATED PURCHASE PRICE..................................      $1,870,000
                                                                      ==========

     For purposes of the Pro Forma Statements, the total estimated purchase price of Pulitzer Broadcasting is allocated as follows (in thousands):

Fair value of the Pulitzer Broadcasting net assets.............       $  116,385
Intangible assets..............................................        1,753,615
                                                                      ----------
TOTAL ESTIMATED PURCHASE PRICE.................................       $1,870,000
                                                                      ==========

     For purposes of the Pro Forma Statements, the estimated purchase price of Kelly Broadcasting was determined as follows (in thousands):

Cash...........................................................         $520,000
Estimated transaction costs....................................           12,000
                                                                        --------
TOTAL ESTIMATED PURCHASE PRICE.................................         $532,000
                                                                        ========

     For purposes of the Pro Forma Statements, the total estimated purchase price of Kelly Broadcasting is allocated as follows (in thousands):

Fair value of the Kelly Broadcasting net assets...............          $ 25,336
Intangible assets.............................................           506,664
                                                                        --------
TOTAL ESTIMATED PURCHASE PRICE................................          $532,000
                                                                        ========

     The estimated purchase price and the resulting allocations are based on management's preliminary estimations and have been made solely for purposes of developing the Pro Forma Statements. Any subsequent adjustments and any uncertainties affecting the pro forma presentation based upon such allocations are not expected to be significant. As the Collar Price is dependent upon the trading price and volume of the Hearst-Argyle Series A Common Stock during the Measurement Period, the accounting values assigned to the consideration exchanged at the close of the Pulitzer Merger, may fluctuate from the values assigned in the unaudited pro forma combined condensed financial statements. At the close of the Pulitzer Merger, the fair value of the consideration exchanged will be valued based upon the closing price times the number of shares issued in the Pulitzer Merger. If the closing price on the date of the closing of the Pulitzer Merger differed from the Collar Price plus or minus $0.25, the effect on net income would be approximately $341,000 (minimum stock price) and $263,000 (maximum stock price), and the effect on Earnings Per Share, both basic and diluted, assuming no additional shares are given, would be approximately $.0037 (minimum stock price) and $.0031 (maximum stock price).

                         Hearst-Argyle Television, Inc.
              Unaudited Pro Forma Combined Condensed Balance Sheet
                            as of September 30, 1998
           (Including the Pulitzer Merger and the Kelly Transaction)
                                 (In thousands)

                                                                               PULITZER
                                    KELLY        KELLY           PRO FORMA   BROADCASTING PULITZER          PRO FORMA
                   HEARST-ARGYLE BROADCASTING TRANSACTION          KELLY       BUSINESS    MERGER            PULITZER
                    HISTORICAL    HISTORICAL  ADJUSTMENTS       TRANSACTION   HISTORICAL  ADJUSTMENTS        MERGER
                   ------------- ------------ -----------       -----------  ------------ -----------       ----------
ASSETS
Current assets:
 Cash and cash
  equivalents....   $   51,254     $  2,028                     $   53,282                                   $   53,282
 Accounts
  receivable,
  net............       76,820        9,121    $  1,460 (c)         87,401     $ 41,770   $    7,625 (f)        136,796
 Program rights..       45,614        9,458                         55,072       10,283                          65,355
 Deferred tax
  asset..........        4,172                                       4,172                                        4,172
 Other...........        7,984          384                          8,368        1,405                           9,773
                    ----------     --------    --------         ----------     --------   ----------         ----------
 Total current
  assets.........      185,844       20,991       1,460            208,295       53,458        7,625            269,378
Property, plant
 and equipment,
 net.............      125,351       14,704                        140,055       82,806                         222,861
Intangible
 assets, net.....      712,115       76,819     (76,819)(a)      1,218,779       96,744      (96,744)(d)      3,650,737
                                                506,664 (a)                                1,753,615 (d)
                                                                                             678,343 (d)
Other:
 Deferred
  acquisition and
  financing
  costs, net.....       29,144                                      29,144                                       29,144
 Program rights,
  noncurrent.....        4,993        6,447                         11,440                                       11,440
 Other assets....       27,057        1,664        (739)(a)         27,982        9,100       (6,000)(d)         36,082
                                                                                               5,000 (g)
                    ----------     --------    --------         ----------     --------   ----------         ----------
 Total assets....   $1,084,504     $120,625    $430,566         $1,635,695     $242,108   $2,341,839         $4,219,642
                    ==========     ========    ========         ==========     ========   ==========         ==========
LIABILITIES AND
 STOCKHOLDERS'
 EQUITY
Current
 liabilities:
 Accounts payable
  and accrued
  liabilities....   $   40,058     $  4,738    $  2,000 (b)     $   45,978     $ 11,062   $   22,912 (d)(g)  $   79,952
                                                   (818)(a)
 Current portion
  of long-term
  debt...........                                                                12,705      (12,705)(d)            --
 Program rights
  payable........       45,890        7,530                         53,420        9,846                          63,266
 Other current
  liabilities....          185                                         185        1,263                           1,448
                    ----------     --------    --------         ----------     --------   ----------         ----------
 Total current
  liabilities....       86,133       12,268       1,182             99,583       34,876       10,207            144,666
Deferred tax
 liability.......      157,588                                     157,588                   678,343 (d)        836,409
                                                                                                 478 (h)
Program rights
 payable,
 noncurrent......        5,028        7,633                         12,661                                       12,661
Other
 liabilities.....          814          108                            922        3,888         (867)(d)          3,465
                                                                                                (478)(h)
Pension
 obligations.....                                                                 6,590       (1,801)(d)          4,789
Post-retirement
 benefit
 obligations.....                                                                 2,711                           2,711
Credit facility..                                80,000 (b)         80,000                   700,000 (e)        780,000
Senior notes.....      500,000                                     500,000                                      500,000
Senior
 subordinated
 notes...........        2,596                                       2,596                                        2,596
Long-term debt...                    86,948     363,052 (a)(b)     450,000      160,000     (160,000)(d)        450,000
                    ----------     --------    --------         ----------     --------   ----------         ----------
Total
 liabilities.....      752,159      106,957     444,234          1,303,350      208,065    1,225,882          2,737,297
                    ----------     --------    --------         ----------     --------   ----------         ----------
Partners'
 Capital.........                    13,668     (13,668)(a)
Stockholders'
 equity
 Preferred stock
  series A.......            1                                           1                                            1
 Preferred stock
  series B.......            1                                           1                                            1
 Series A common
  stock..........          125                                         125                       387 (e)            512
 Series B common
  stock..........          413                                         413                                          413
 Common stock....                                                                    10          (10)(d)            --
 Additional paid-
  in capital.....      201,889                                     201,889       11,924      (11,924)(d)      1,351,502
                                                                                           1,149,613 (e)
 Intercompany
  balance........                                                               (90,561)      90,561 (d)            --

 Retained
  earnings.......      151,138                                     151,138      112,670     (112,670)(d)        151,138
 Treasury stock..      (21,222)                                    (21,222)                                     (21,222)
                    ----------     --------    --------         ----------     --------   ----------         ----------
Total
 stockholders'
 equity..........      332,345          --          --             332,345       34,043    1,115,957          1,482,345
                    ----------     --------    --------         ----------     --------   ----------         ----------
Total liability
 and
 stockholders'
 equity..........   $1,084,504     $120,625    $430,566         $1,635,695     $242,108   $2,341,839         $4,219,642
                    ==========     ========    ========         ==========     ========   ==========         ==========
                   DIVESTITURE  PRO FORMA
                     WGAL(i)   DIVESTITURE
                   ----------- ------------
ASSETS
Current assets:
 Cash and cash
  equivalents....              $   53,282
 Accounts
  receivable,
  net............   $ (4,468)     132,328
 Program rights..     (1,701)      63,654
 Deferred tax
  asset..........                   4,172
 Other...........       (128)       9,645
                   ----------- ------------
 Total current
  assets.........     (6,297)     263,081
Property, plant
 and equipment,
 net.............     (5,765)     217,096
Intangible
 assets, net.....    (10,378)   3,640,359
Other:
 Deferred
  acquisition and
  financing
  costs, net.....                  29,144
 Program rights,
  noncurrent.....                  11,440
 Other assets....                  36,082
                   ----------- ------------
 Total assets....   $(22,440)  $4,197,202
                   =========== ============
LIABILITIES AND
 STOCKHOLDERS'
 EQUITY
Current
 liabilities:
 Accounts payable
  and accrued
  liabilities....   $   (846)  $   79,106
 Current portion
  of long-term
  debt...........                     --
 Program rights
  payable........     (2,532)      60,734
 Other current
  liabilities....       (312)       1,136
                   ----------- ------------
 Total current
  liabilities....     (3,690)     140,976
Deferred tax
 liability.......     (2,467)     833,942
Program rights
 payable,
 noncurrent......                  12,661
Other
 liabilities.....                   3,465
Pension
 obligations.....       (663)       4,126
Post-retirement
 benefit
 obligations.....       (929)       1,782
Credit facility..    (14,691)     765,309
Senior notes.....                 500,000
Senior
 subordinated
 notes...........                   2,596
Long-term debt...                 450,000
                   ----------- ------------
Total
 liabilities.....    (22,440)   2,714,857
                   ----------- ------------
Partners'
 Capital.........
Stockholders'
 equity
 Preferred stock
  series A.......                       1
 Preferred stock
  series B.......                       1
 Series A common
  stock..........                     512
 Series B common
  stock..........                     413
 Common stock....                     --
 Additional paid-
  in capital.....               1,351,502
 Intercompany
  balance........                     --

 Retained
  earnings.......                 151,138
 Treasury stock..                 (21,222)
                   ----------- ------------
Total
 stockholders'
 equity..........        --     1,482,345
                   ----------- ------------
Total liability
 and
 stockholders'
 equity..........   $(22,440)  $4,197,202
                   =========== ============

See notes on the following pages.

                         Hearst-Argyle Television, Inc.
              Unaudited Pro Forma Combined Condensed Balance Sheet
                            as of September 30, 1998
      (Including the Pulitzer Merger and excluding the Kelly Transaction)
                                 (In thousands)

                                          PULITZER
                                        BROADCASTING  PULITZER          PRO FORMA
                          HEARST-ARGYLE   BUSINESS     MERGER            PULITZER   DIVESTITURE  PRO FORMA
                           HISTORICAL    HISTORICAL  ADJUSTMENTS          MERGER      WGAL(i)   DIVESTITURE
                          ------------- ------------ -----------        ----------  ----------- -----------
ASSETS
Current assets:
 Cash and cash
  equivalents...........   $   51,254                                   $   51,254              $   51,254
 Accounts receivable,
  net...................       76,820     $ 41,770   $    7,625 (f)        126,215   $ (4,468)     121,747
 Program rights.........       45,614       10,283                          55,897     (1,701)      54,196
 Deferred tax asset.....        4,172                                        4,172                   4,172
 Other..................        7,984        1,405                           9,389       (128)       9,261
                           ----------     --------   ----------         ----------   --------   ----------
Total current assets....      185,844       53,458        7,625            246,927     (6,297)     240,630
Property, plant and
 equipment, net.........      125,351       82,806                         208,157     (5,765)     202,392
Intangible assets, net..      712,115       96,744      (96,744)(d)      3,144,073    (10,378)   3,133,695
                                                      1,753,615 (d)
                                                        678,343 (d)
Other:
 Deferred acquisition
  and financing costs,
  net...................       29,144                                       29,144                  29,144
 Program rights,
  noncurrent............        4,993                                        4,993                   4,993
 Other assets...........       27,057        9,100       (6,000)(d)         35,157                  35,157
                                                          5,000 (g)
                           ----------     --------   ----------         ----------   --------   ----------
Total assets............   $1,084,504     $242,108   $2,341,839         $3,668,451   $(22,440)  $3,646,011
                           ==========     ========   ==========         ==========   ========   ==========
LIABILITIES AND
 STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable and
  accrued liabilities...   $   40,059     $ 11,062   $   22,912 (d)(g)  $   74,033   $   (846)  $   73,187
 Current portion of
  long-term debt........                    12,705      (12,705)(d)            --                      --
 Program rights
  payable...............       45,890        9,846                          55,736     (2,532)      53,204
 Other current
  liabilities...........          184        1,263                           1,447       (312)       1,135
                           ----------     --------   ----------         ----------   --------   ----------
Total current
 liabilities............       86,133       34,876       10,207            131,216     (3,690)     127,526
Deferred tax liability..      157,588                   678,343 (d)        836,409     (2,467)     833,942
                                                            478 (h)
Program rights payable,
 noncurrent.............        5,028                                        5,028                   5,028
Other liabilities.......          814        3,888         (867)(d)          3,357                   3,357
                                                           (478)(h)
Pension obligations.....                     6,590       (1,801)(d)          4,789       (663)       4,126
Post-retirement benefit
 obligations............                     2,711                           2,711       (929)       1,782
Credit facility.........                                250,000 (e)        250,000    (14,691)     235,309
Senior notes............      500,000                                      500,000                 500,000
Senior subordinated
 notes..................        2,596                                        2,596                   2,596
Long-term debt..........                   160,000      290,000 (d)(e)     450,000                 450,000
                           ----------     --------   ----------         ----------   --------   ----------
Total liabilities.......      752,159      208,065    1,225,882          2,186,106    (22,440)   2,163,666
                           ----------     --------   ----------         ----------   --------   ----------
Stockholders' equity
 Preferred stock series
  A.....................            1                                            1                       1
 Preferred stock series
  B.....................            1                                            1                       1
 Series A common stock..          125                       387 (e)            512                     512
 Series B common stock..          413                                          413                     413
 Common stock...........                        10          (10)(d)
 Additional paid-in           201,889       11,924      (11,924)(d)      1,351,502               1,351,502
  capital...............                              1,149,613 (e)
 Intercompany balance...                   (90,561)      90,561 (d)
 Retained earnings
  (deficit).............      151,138      112,670     (112,670)(d)        151,138                 151,138
 Treasury stock.........      (21,222)                                     (21,222)                (21,222)
                           ----------     --------   ----------         ----------   --------   ----------
Total stockholders'
 equity.................      332,345       34,043    1,115,957          1,482,345        --     1,482,345
                           ----------     --------   ----------         ----------   --------   ----------
Total liability and
 stockholders' equity...   $1,084,504     $242,108   $2,341,839         $3,668,451   $(22,440)  $3,646,011
                           ==========     ========   ==========         ==========   ========   ==========

See notes on the following pages.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEETS ADJUSTMENTS:

(a) To reflect the Kelly Transaction and the adjustment of the Kelly Broadcasting net assets to their estimated fair values of the net assets acquired, elimination of existing long-term debt and partners' capital.
(b) To record the issuance of long-term debt to be incurred in connection with the purchase price paid for Kelly Broadcasting and related transaction costs. The Company intends to use: (i) amounts available under its Credit Facility and (ii) the proceeds from the issuance of $450 million of 7.18% Senior Notes giving a maturity of 1.2 years and average life of ten years to finance the Kelly transaction.
(c) To record the amount Kelly Broadcasting will owe Hearst-Argyle to the extent the estimated working capital is less than $11 million (approximately $1.5 million) which is based upon the working capital of Kelly Broadcasting as of September 30, 1998.
(d) To reflect the Pulitzer Merger and the adjustment of Pulitzer Broadcasting Business net assets to their estimated fair values of the net assets acquired, elimination of existing long-term debt and stockholders' equity and to record the tax effect of the differences between book and tax basis of the net assets acquired.
(e) Issuance of 38,655,462 shares of the Company's Series A Common Stock to the stockholders of New Pulitzer and the assumption of the New Debt ($700 million) for the net assets of Pulitzer Broadcasting Business. The adjustment reflects the minimum stock price or the maximum number of shares to be issued. If the maximum stock price is used, then the minimum number of shares to be issued is 29,870,130.
(f) To record the amount New Pulitzer will owe Hearst-Argyle to the extent the estimated working capital is less than $41 million (approximately $7.6 million) which is based upon the working capital of the Pulitzer Broadcasting Business as of September 30, 1998. See "Working capital adjustments".
(g) To record the Company's purchase of Pulitzer's investment in the Major League Baseball team, the Arizona Diamondbacks.
(h) Reclassification of Pulitzer Broadcasting account balances to conform with the Company presentation.
(i) Upon consummation of the Pulitzer Merger, the Company will, assuming the Federal Communications Commission (the "FCC") grants the temporary waiver requested by the Company, own two television stations in an area (WGAL in Lancaster, PA and WBAL in Baltimore, MD) with overlapping service contours in violation of the FCC's current local ownership rules. The FCC's current rules prohibit the ownership of two stations in the same geographic area whose service contours overlap. Accordingly, the Company will be required to divest one of the aforementioned stations. If WGAL is sold for cash, the proceeds of such sale will be used to reduce indebtedness under Hearst-Argyle's Credit Agreement, dated August 29, 1997, with the Chase Manhattan Bank and certain lenders party thereto (the "Chase Credit Facility") and therefore the pro forma balance sheet reflects the effect of a reduction in the Chase Credit Facility by an amount equal to $14.7 million, the net book value of WGAL. The net book value has been used in the unaudited pro forma combined condensed financial statements for the divestiture of WGAL because no other valuation currently can be based on an independent third party offer. The divestiture of WGAL at net book value would be equivalent to selling WGAL at a price equal to less than two times WGAL's 1997 broadcast cash flow. Given the valuations of broadcasting properties in recent transactions, including the valuation of Pulitzer Broadcasting implied by the shares of Series A Common Stock to be issued in the Pulitzer Merger (the "Merger Stock"), the Company management believes that any divestiture of WGAL would occur at a valuation significantly higher than its net book value.

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement Of Operations
                          Year Ended December 31, 1997
           (Including the Pulitzer Merger and the Kelly Transaction)
                     (In thousands, except per share data)

                                                                        PULITZER
                   PRO FORMA     KELLY        KELLY        PRO FORMA  BROADCASTING  PULITZER      PRO FORMA
                    HEARST-   BROADCASTING TRANSACTION       KELLY      BUSINESS     MERGER        PULITZER    DIVESTITURE
                   ARGYLE(a)   HISTORICAL  ADJUSTMENTS    TRANSACTION  HISTORICAL  ADJUSTMENTS     MERGER        WGAL(k)
                   ---------  ------------ -----------    ----------- ------------ -----------    ---------    -----------
Total revenues...  $388,397     $65,311                    $453,708     $227,016    $  9,038 (m)  $689,762      $(29,772)
Station operating
 expenses........   169,438      39,499     $ (6,619)(b)    202,318      125,090         600 (f)   317,692        (9,876)
                                                                                     (10,316)(m)
Amortization of
 program rights..    41,517                    5,299 (b)     46,816                   12,490 (m)    59,306        (1,748)
Depreciation and
 amortization....    39,944       4,483       12,742 (c)     57,169       23,447      50,446 (g)   131,062        (1,367)
                   --------     -------     --------       --------     --------    --------      --------      --------
Station operating
 income..........   137,498      21,329      (11,422)       147,405       78,479     (44,182)      181,702       (16,781)
Corporate general
 and
 administrative
 expenses........    12,000                    1,320 (b)     12,000                   (5,354)(h)    13,500
                                              (1,320)(h)                               6,854 (m)
                   --------     -------     --------       --------     --------    --------      --------      --------
Operating
 income..........   125,498      21,329      (11,422)       135,405       78,479     (45,682)      168,202       (16,781)
Interest expense,
 net.............   (37,228)     (1,203)     (35,897)(d)    (74,328)     (16,081)    (32,919)(i)  (123,328)        1,028
Other income,
 net.............                                                             10         (10)(m)       --
                   --------     -------     --------       --------     --------    --------      --------      --------
Income before
 income taxes....    88,270      20,126      (47,319)        61,077       62,408     (78,611)       44,874       (15,753)
Income taxes.....    36,700                  (11,048)(e)     25,652       24,387     (31,031)(j)    19,008        (6,250)
                   --------     -------     --------       --------     --------    --------      --------      --------
Income from
 continuing
 operations......    51,570     $20,126     $(36,271)      $ 35,425     $ 38,021    $(47,580)       25,866      $ (9,503)
                                =======     ========       ========     ========    ========                    ========
Less: preferred
 stock
 dividends.......    (1,422)                                                                        (1,422)
                   --------                                                                       --------
Income applicable
 to common
 stock...........  $ 50,148                                                                       $ 24,444
                   ========                                                                       ========
Basic (Minimum):
 Income per
  common share...  $   0.93                                                                       $   0.26
                   ========                                                                       ========
 Number of shares
  used in per
  share
  calculation....    53,828                                                                         92,483(l)
Basic (Maximum):
 Income per
  common share...  $   0.93                                                                       $   0.29
                   ========                                                                       ========
 Number of shares
  used in per
  share
  calculation....    53,828                                                                         83,698(l)
Diluted
 (Minimum):
 Income per
  common share...  $   0.93                                                                       $   0.26
                   ========                                                                       ========
 Number of shares
  used in per
  share
  calculation....    53,873                                                                         92,528(l)
Diluted
 (Maximum):
 Income per
  common share...  $   0.93                                                                       $   0.29
                   ========                                                                       ========
 Number of shares
  used in per
  share
  calculation....    53,873                                                                         83,743(l)
                    PRO FORMA
                   DIVESTITURE
                   -------------
Total revenues...   $659,990
Station operating
 expenses........    307,816
Amortization of
 program rights..     57,558
Depreciation and
 amortization....    129,695
                   -------------
Station operating
 income..........    164,921
Corporate general
 and
 administrative
 expenses........     13,500
                   -------------
Operating
 income..........    151,421
Interest expense,
 net.............   (122,300)
Other income,
 net.............        --
                   -------------
Income before
 income taxes....     29,121
Income taxes.....     12,758
                   -------------
Income from
 continuing
 operations......     16,363
Less: preferred
 stock
 dividends.......     (1,422)
                   -------------
Income applicable
 to common
 stock...........   $ 14,941
                   =============
Basic (Minimum):
 Income per
  common share...   $   0.16
                   =============
 Number of shares
  used in per
  share
  calculation....     92,483(l)
Basic (Maximum):
 Income per
  common share...   $   0.18
                   =============
 Number of shares
  used in per
  share
  calculation....     83,698(l)
Diluted
 (Minimum):
 Income per
  common share...   $   0.16
                   =============
 Number of shares
  used in per
  share
  calculation....     92,528(l)
Diluted
 (Maximum):
 Income per
  common share...   $   0.18
                   =============
 Number of shares
  used in per
  share
  calculation....     83,743(l)

See notes on the following pages.

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                          Year Ended December 31, 1997
      (Including the Pulitzer Merger and excluding the Kelly Transaction)
                     (In thousands, except per share data)

                                      PULITZER
                         PRO FORMA  BROADCASTING  PULITZER      PRO FORMA
                          HEARST-     BUSINESS     MERGER       PULITZER     DIVESTITURE  PRO FORMA
                         ARGYLE(a)   HISTORICAL  ADJUSTMENTS     MERGER        WGAL(k)   DIVESTITURE
                         ---------  ------------ -----------    ---------    ----------- -----------
Total revenues.......... $388,397     $227,016    $   9,038 (m) $624,451      $(29,772)   $594,679
Station operating
 expenses...............  169,438      125,090          600 (f)  284,812        (9,876)    274,936
                                                    (10,316)(m)
Amortization of
 program rights.........   41,517                    12,490 (m)   54,007        (1,748)     52,259
Depreciation and
 amortization...........   39,944       23,447       50,446 (g)  113,837        (1,367)    112,470
                         --------     --------    ---------     --------      --------    --------
Station operating
 income.................  137,498       78,479      (44,182)     171,795       (16,781)    155,014
Corporate general and
 administrative
 expenses...............   12,000                    (5,354)(h)   13,500                    13,500
                                                      6,854 (m)
                         --------     --------    ---------     --------      --------    --------
Operating income........  125,498       78,479      (45,682)     158,295       (16,781)    141,514
Interest expense, net...  (37,228)     (16,081)     (32,919)(i)  (86,228)        1,028     (85,200)
Other income, net.......                    10          (10)(m)      --
                         --------     --------    ---------     --------      --------    --------
Income before income
 taxes..................   88,270       62,408      (78,611)      72,067       (15,753)     56,314
Income taxes............   36,700       24,387      (31,706)(j)   29,381        (6,250)     23,131
                         --------     --------    ---------     --------      --------    --------
Income from continuing
 operations.............   51,570     $ 38,021    $ (46,905)      42,686      $ (9,503)     33,183
                                      ========    =========                   ========
Less: preferred
 stock dividends........   (1,422)                                (1,422)                   (1,422)
                         --------                               --------                  --------
Income applicable to
 common stock........... $ 50,148                               $ 41,264                  $ 31,761
                         ========                               ========                  ========
Basic (Minimum):
  Income per
   common share......... $   0.93                               $   0.45                  $   0.34
                         ========                               ========                  ========
  Number of shares used
   in per share
   calculation..........   53,828                                 92,483(l)                 92,483(l)
Basic (Maximum):
  Income per common
   share................ $   0.93                               $   0.49                  $   0.38
                         ========                               ========                  ========
  Number of shares used
   in per share
   calculation..........   53,828                                 83,698(l)                 83,698(l)
Diluted (Minimum):
  Income per common
   share................ $   0.93                               $   0.45                  $   0.34
                         ========                               ========                  ========
  Number of shares used
   in per share
   calculation..........   53,873                                 92,528(l)                 92,528(l)
Diluted (Maximum):
  Income per common
   share................ $   0.93                               $   0.49                  $   0.38
                         ========                               ========                  ========
  Number of shares used
   in per share
   calculation..........   53,873                                 83,743(l)                 83,743(l)

See notes on the following pages.

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                      Nine Months Ended September 30, 1997
           (Including the Pulitzer Merger and the Kelly Transaction)
                     (In thousands, except per share data)

                                                                        PULITZER
                   PRO FORMA     KELLY        KELLY        PRO FORMA  BROADCASTING  PULITZER      PRO FORMA
                    HEARST-   BROADCASTING TRANSACTION       KELLY      BUSINESS     MERGER        PULITZER    DIVESTITURE
                   ARGYLE(a)   HISTORICAL  ADJUSTMENTS    TRANSACTION  HISTORICAL  ADJUSTMENTS     MERGER        WGAL(k)
                   ---------  ------------ -----------    ----------- ------------ -----------    ---------    -----------
Total revenues...  $275,779     $48,309                    $324,088     $165,002    $  6,633(m)   $495,723      $(21,483)
Station operating
 expenses........   123,477      27,660     $ (3,900)(b)    147,237       93,016      (7,989)(m)   232,714        (7,474)
                                                                                         450 (f)
Amortization of
 program rights..    30,841                    3,093 (b)     33,934                    9,445 (m)    43,379        (1,330)
Depreciation and
 amortization....    25,601       1,938        9,638 (c)     37,177       17,622      39,804 (g)    94,603        (1,029)
                   --------     -------     --------       --------     --------    --------      --------      --------
Station operating
 income..........    95,860      18,711       (8,831)       105,740       54,364     (35,077)      125,027       (11,650)
Corporate general
 and
 administrative
 expenses........     9,619                     (807)(h)      9,619                   (2,938)(h)    11,850
                                                 807 (b)                               5,169 (m)
                   --------     -------     --------       --------     --------    --------      --------      --------
Operating
 income..........    86,241      18,711       (8,831)        96,121       54,364     (37,308)      113,177       (11,650)
Interest expense,
 net.............   (27,921)       (139)     (27,685)(d)    (55,745)     (12,553)    (24,197)(i)   (92,495)          771
Other income,
 net.............                                                              8          (8)(m)       --
                   --------     -------     --------       --------     --------    --------      --------      --------
Income before
 income taxes....    58,320      18,572      (36,516)        40,376       41,819     (61,513)       20,682       (10,879)
Income taxes.....    24,786                   (7,447)(e)     17,339       16,344     (24,376)(j)     9,307        (4,896)
                   --------     -------     --------       --------     --------    --------      --------      --------

Income from
 continuing
 operations......    33,534     $18,572     $(29,069)      $ 23,037     $ 25,475    $(37,137)       11,375      $ (5,983)
                                =======     ========       ========     ========    ========                    ========
Less: preferred
 stock
 dividends.......    (1,066)                                                                        (1,066)
                   --------                                                                       --------
Income applicable
 to common
 stock...........  $ 32,468                                                                       $ 10,309
                   ========                                                                       ========
Basic (Minimum):
 Income per
  common share...  $   0.60                                                                       $   0.11
                   ========                                                                       ========
 Number of shares
  used in per
  share
  calculation....    53,678                                                                         92,334(l)
Basic (Maximum):
 Income per
  common share...  $   0.60                                                                       $   0.12
                   ========                                                                       ========
 Number of shares
  used in per
  share
  calculation....    53,678                                                                         83,549(l)
Diluted
 (Minimum):
 Income per
  common share...  $   0.60                                                                       $   0.11
                   ========                                                                       ========
 Number of shares
  used in per
  share
  calculation....    53,943                                                                         92,598(l)
Diluted
 (Maximum):
 Income per
  common share...  $   0.60                                                                       $   0.12
                   ========                                                                       ========
 Number of shares
  used in per
  share
  calculation....    53,943                                                                         83,813(l)
                    PRO FORMA
                   DIVESTITURE
                   -------------
Total revenues...   $474,240
Station operating
 expenses........    225,240
Amortization of
 program rights..     42,049
Depreciation and
 amortization....     93,574
                   -------------
Station operating
 income..........    113,377
Corporate general
 and
 administrative
 expenses........     11,850

                   -------------
Operating
 income..........    101,527
Interest expense,
 net.............    (91,724)
Other income,
 net.............        --
                   -------------
Income before
 income taxes....      9,803
Income taxes.....      4,411
                   -------------
Income from
 continuing
 operations......      5,392
Less: preferred
 stock
 dividends.......     (1,066)
                   -------------
Income applicable
 to common
 stock...........   $  4,326
                   =============
Basic (Minimum):
 Income per
  common share...   $   0.05
                   =============
 Number of shares
  used in per
  share
  calculation....     92,334(l)
Basic (Maximum):
 Income per
  common share...   $   0.05
                   =============
 Number of shares
  used in per
  share
  calculation....     83,549(l)
Diluted
 (Minimum):
 Income per
  common share...   $   0.05
                   =============
 Number of shares
  used in per
  share
  calculation....     92,598(l)
Diluted
 (Maximum):
 Income per
  common share...   $   0.05
                   =============
 Number of shares
  used in per
  share
  calculation....     83,813(l)

See notes on the following pages.

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                      Nine Months Ended September 30, 1997
      (Including the Pulitzer Merger and excluding the Kelly Transaction)
                     (In thousands, except per share data)

                                      PULITZER
                         PRO FORMA  BROADCASTING  PULITZER      PRO FORMA
                          HEARST-     BUSINESS     MERGER       PULITZER     DIVESTITURE  PRO FORMA
                         ARGYLE(a)   HISTORICAL  ADJUSTMENTS     MERGER        WGAL(k)   DIVESTITURE
                         ---------  ------------ -----------    ---------    ----------- -----------
Total revenues.......... $275,779     $165,002    $  6,633 (m)  $447,414      $(21,483)   $425,931
Station operating
 expenses...............  123,477       93,016      (7,989)(m)   208,954        (7,474)    201,480
                                                       450 (f)
Amortization of program
 rights.................   30,841                    9,445 (m)    40,286        (1,330)     38,956
Depreciation and
 amortization...........   25,601       17,622      39,804 (g)    83,027        (1,029)     81,998
                         --------     --------    --------      --------      --------    --------
Station operating
 income.................   95,860       54,364     (35,077)      115,147       (11,650)    103,497
Corporate general and
 administrative
 expenses...............    9,619                   (2,938)(h)    11,850                    11,850
                                                     5,169 (m)
                         --------     --------    --------      --------      --------    --------
Operating income........   86,241       54,364     (37,308)      103,297       (11,650)     91,647
Interest expense, net...  (27,921)     (12,553)    (24,197)(i)   (64,671)          771     (63,900)
Other income, net.......                     8          (8)(m)       --                        --
                         --------     --------    --------      --------      --------    --------
Income before income
 taxes..................   58,320       41,819     (61,513)       38,626       (10,879)     27,747
Income taxes............   24,786       16,344     (24,376)(j)    16,754        (4,268)     12,486
                         --------     --------    --------      --------      --------    --------
Income from continuing
 operations.............   33,534     $ 25,475    $(37,137)       21,872      $ (6,611)     15,261
                                      ========    ========                    ========
Less: preferred stock
 dividends..............   (1,066)                                (1,066)                   (1,066)
                         --------                               --------                  --------
Income applicable to
 common stock........... $ 32,468                               $ 20,806                  $ 14,195
                         ========                               ========                  ========
Basic (Minimum):
  Income per common
   share................ $   0.60                               $   0.23                  $   0.15
                         ========                               ========                  ========
  Number of shares used
   in per share
   calculation..........   53,678                                 92,334(l)                 92,334(l)
Basic (Maximum):
  Income per common
   share................ $   0.60                               $   0.25                  $   0.17
                         ========                               ========                  ========
  Number of shares used
   in per share
   calculation..........   53,678                                 83,549(l)                 83,549(l)
Diluted (Minimum):
  Income per common
   share................ $   0.60                               $   0.22                  $   0.15
                         ========                               ========                  ========
  Number of shares used
   in per share
   calculation..........   53,943                                 92,598(l)                 92,598(l)
Diluted (Maximum):
  Income per common
   share................ $   0.60                               $   0.25                  $   0.17
                         ========                               ========                  ========
  Number of shares used
   in per share
   calculation..........   53,943                                 83,813(l)                 83,813(l)

See notes on the following pages.

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                      Nine Months Ended September 30, 1998
           (Including the Pulitzer Merger and the Kelly Transaction)
                     (In thousands, except per share data)

                                                                           PULITZER
                   PRO FORMA     KELLY        KELLY           PRO FORMA  BROADCASTING  PULITZER      PRO FORMA
                    HEARST-   BROADCASTING TRANSACTION          KELLY      BUSINESS     MERGER       PULITZER     DIVESTITURE
                   ARGYLE(a)   HISTORICAL  ADJUSTMENTS       TRANSACTION  HISTORICAL  ADJUSTMENTS     MERGER         WGAL(k)
                   ---------  ------------ -----------       ----------- ------------ -----------    ---------     -----------
Total revenues...  $292,061     $52,653                       $344,714     $173,681    $  6,197 (m)  $524,592       $(21,659)
Station operating
 expenses........   128,498      30,341     $(8,067)(b)        150,772       95,946      (8,135)(m)   239,033         (7,452)
                                                                                            450 (f)
Amortization of
 program rights..    31,384                    6,596 (b)        37,980                    9,164 (m)    47,144         (1,285)
Depreciation and
 amortization....    27,857       6,716        4,889 (b)(c)     39,462       16,512      39,787 (g)    95,761         (1,008)
                   --------     -------     --------          --------     --------    --------      --------       --------
Station operating
 income..........   104,322      15,596       (3,418)          116,500       61,223     (35,069)      142,654        (11,914)
Corporate general
 and
 administrative
 expenses........     9,619                   (1,091)(h)         9,619                   (2,926)(h)    11,850
                                               1,091 (b)                                  5,157 (m)
                   --------     -------     --------          --------     --------    --------      --------       --------
Operating
 income..........    94,703      15,596       (3,418)          106,881       61,223     (37,300)      130,804        (11,914)
Interest expense,
 net.............   (27,921)     (5,504)     (22,320)(b)(d)    (55,745)     (10,255)    (26,495)(i)   (92,495)           771
Other income,
 net.............                                                                11         (11)(m)       --
                   --------     -------     --------          --------     --------    --------      --------       --------
Income before
 income taxes....    66,782      10,092      (25,738)           51,136       50,979     (63,806)       38,309        (11,143)
Income taxes.....    28,382                   (7,284)(e)        21,098       19,918     (23,777)(j)    17,239         (4,401)
                   --------     -------     --------          --------     --------    --------      --------       --------
Income from
 continuing
 operations......    38,400     $10,092     $(18,454)         $ 30,038     $ 31,061    $(40,029)       21,070       $ (6,742)
                                =======     ========          ========     ========    ========                     ========
Less: preferred
 stock
 dividends.......    (1,066)                                                                           (1,066)
                   --------                                                                          --------
Income applicable
 to common
 stock...........  $ 37,334                                                                          $ 20,004
                   ========                                                                          ========
Basic (Minimum):
 Income per
  common share...  $   0.70                                                                          $   0.22
                   ========                                                                          ========
 Number of shares
  used in per
  share
  calculation....    53,678                                                                            92,334 (l)
Basic (Maximum):
 Income per
  common share...  $   0.70                                                                          $   0.24
                   ========                                                                          ========
 Number of shares
  used in per
  share
  calculation....    53,678                                                                            83,549 (l)
Diluted
 (Minimum):
 Income per
  common share...  $   0.69                                                                          $   0.22
                   ========                                                                          ========
 Number of shares
  used in per
  share
  calculation....    53,943                                                                            92,598 (l)
Diluted
 (Maximum):
 Income per
  common share...  $   0.69                                                                          $   0.24
                   ========                                                                          ========
 Number of shares
  used in per
  share
  calculation....    53,943                                                                           83,813 (l)
                    PRO FORMA
                   DIVESTITURE
                   --------------
Total revenues...   $502,933
Station operating
 expenses........    231,581
Amortization of
 program rights..     45,859
Depreciation and
 amortization....     94,753
                   --------------
Station operating
 income..........    130,740
Corporate general
 and
 administrative
 expenses........     11,850
                   --------------
Operating
 income..........    118,890
Interest expense,
 net.............    (91,724)
Other income,
 net.............        --
                   --------------
Income before
 income taxes....     27,166
Income taxes.....     12,838
                   --------------
Income from
 continuing
 operations......     14,328
Less: preferred
 stock
 dividends.......     (1,066)
                   --------------
Income applicable
 to common
 stock...........   $ 13,262
                   ==============
Basic (Minimum):
 Income per
  common share...   $   0.14
                   ==============
 Number of shares
  used in per
  share
  calculation....     92,334 (l)
Basic (Maximum):
 Income per
  common share...   $   0.16
                   ==============
 Number of shares
  used in per
  share
  calculation....     83,549 (l)
Diluted
 (Minimum):
 Income per
  common share...   $   0.14
                   ==============
 Number of shares
  used in per
  share
  calculation....     92,598 (j)
Diluted
 (Maximum):
 Income per
  common share...   $   0.16
                   ==============
 Number of shares
  used in per
  share
  calculation....    83,813 (l)

See notes on the following pages.

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                      Nine Months Ended September 30, 1998
      (Including the Pulitzer Merger and excluding the Kelly Transaction)
                     (In thousands, except per share data)

                                      PULITZER
                         PRO FORMA  BROADCASTING  PULITZER      PRO FORMA
                          HEARST-     BUSINESS     MERGER       PULITZER     DIVESTITURE  PRO FORMA
                         ARGYLE(a)   HISTORICAL  ADJUSTMENTS     MERGER        WGAL(k)   DIVESTITURE
                         ---------  ------------ -----------    ---------    ----------- -----------
Total revenues.......... $292,061     $173,681    $  6,197 (m)  $471,939      $(21,659)   $450,280
Station operating
 expenses...............  128,498       95,946      (8,135)(m)   216,759        (7,452)    209,307
                                                       450 (f)
Amortization of program
 rights.................   31,384                    9,164 (m)    40,548        (1,285)     39,263
Depreciation and
 amortization...........   27,857       16,512      39,787 (g)    84,156        (1,008)     83,148
                         --------     --------    --------      --------      --------    --------
Station operating
 income.................  104,322       61,223     (35,069)      130,476       (11,914)    118,562
Corporate general and
 administrative
 expenses...............    9,619                   (2,926)(h)    11,850                    11,850
                                                     5,157 (m)
                         --------     --------    --------      --------      --------    --------
Operating income........   94,703       61,223     (37,300)      118,626       (11,914)    106,712
Interest expense, net...  (27,921)     (10,255)    (26,495)(i)   (64,671)          771     (63,900)
Other income, net.......                    11         (11)(m)       --
                         --------     --------    --------      --------      --------    --------
Income before income
 taxes..................   66,782       50,979     (63,806)       53,955       (11,143)     42,812
Income taxes............   28,382       19,918     (23,777)(j)    24,523        (4,401)     20,122
                         --------     --------    --------      --------      --------    --------
Income from continuing
 operations.............   38,400     $ 31,061    $(40,029)       29,432      $ (6,742)     22,690
                                      ========    ========                    ========
Less: preferred stock
 dividends..............   (1,066)                                (1,066)                   (1,066)
                         --------                               --------                  --------
Income applicable to
 common stock........... $ 37,334                               $ 28,366                  $ 21,624
                         ========                               ========                  ========
Basic (Minimum):
  Income per common
   share................ $   0.70                               $   0.31                  $   0.23
                         ========                               ========                  ========
  Number of shares used
   in per share
   calculation..........   53,678                                 92,334(l)                 92,334(l)
Basic (Maximum):
  Income per common
   share................ $   0.70                               $   0.34                  $   0.26
                         ========                               ========                  ========
  Number of shares used
   in per share
   calculation..........   53,678                                 83,549(l)                 83,549(l)
Diluted (Minimum):
  Income per common
   share................ $   0.69                               $   0.31                  $   0.23
                         ========                               ========                  ========
  Number of shares used
   in per share
   calculation..........   53,943                                 92,598(l)                 92,598(l)
Diluted (Maximum):
  Income per common
   share................ $   0.69                               $   0.34                  $   0.26
                         ========                               ========                  ========
  Number of shares used
   in per share
   calculation..........   53,943                                 83,813(l)                 83,813(l)

See notes on the following pages.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
ADJUSTMENTS:

(a) On a pro forma basis assuming the Gannett Swap, the Hearst Transaction and the STC Swap had occurred as of January 1, 1997.
(b) Reclassification of Kelly Broadcasting account balances to conform with the Company presentation.
(c) Amortization of intangible assets resulting from purchase accounting adjustments, net of amortization recorded in the historical financial statements of Kelly Broadcasting. The estimated useful lives for these intangible assets were as follows: Goodwill-40 years; FCC licenses-40 years; network affiliation agreements-40 years and other intangible assets-2 to 5 years.
(d) Interest expense relating to debt issued ($530 million) for the Kelly Transaction at an assumed interest rate of 7.15% which approximates the rate the Company pays for debt, net of interest expense recorded in the historical financial statements of Kelly Broadcasting. If the interest rate were to increase or decrease 1/8%, the difference in interest expense would equal $663,000.
(e) Estimated income tax effect of the above adjustments, giving effect to the Kelly Transaction.
(f) Estimated pension costs associated with the newly-established defined benefit pension plan to be created for the transferred Pulitzer Broadcasting Business employees, including the assets to be transferred to the Company per the terms of the Pulitzer Merger Agreement, net of pension costs recorded in the historical consolidated financial statements.
(g) Amortization of intangible assets resulting from purchase accounting adjustments, net of amortization recorded in the historical consolidated financial statements of Pulitzer Broadcasting. The estimated useful lives for these intangible assets were as follows: Goodwill - 40 years; FCC licenses - 40 years; network affiliation agreements - 40 years and other intangible assets 2 to 5 years.
(h) Change in corporate general and administrative expenses due to the Pulitzer Merger and the Kelly Transaction,as a result of certain contractual agreeements expected to be entered into upon consummation of the Pulitzer Merger and the Kelly Transaction, including the Services Agreement with Hearst (which included certain adminstative services such as accounting, financial, legal, tax, insurance, data processing and employee benefits) which will be amended upon consummation of the Pulitzer Merger and the Kelly Transaction, net of corporate general and administrative expenses recorded in the historical financial statements of Pulitzer Broadcasting and Kelly Broadcasting.
(i) Interest expense relating to the New Debt ($700 million) assumed in the Pulitzer Merger at an assumed interest rate of 7.1% which approximates the rate the Company pays for debt, net of interest expense recorded in the historical consolidated financial statements of Pulitzer Broadcasting Business. If the interest rate were to increase or decrease 1/8%, the difference in interest expense would equal $875,000.
(j) Estimated income tax effect of the above adjustments, giving effect to the Pulitzer Merger.
(k) Upon consummation of the Pulitzer Merger, the Company will, assuming the FCC grants the temporary waiver requested by the Company, own two television stations in an area (WGAL in Lancaster, PA and WBAL in Baltimore, MD) with overlapping service contours in violation of the FCC's current local ownership rules. The FCC's current rules prohibit the ownership of two stations in the same geographic area whose service contours overlap. Accordingly, the Company will be required to divest one of the aforementioned stations. If WGAL is sold for cash, the proceeds of such sale will be used to reduce indebtedness under the Credit Facility and therefore the Pro Forma Statements of operations reflects the effects of a reduction in the Credit Facility by an amount equal to $14.7 million, the net book value of WGAL. The net book value has been used in the unaudited pro forma combined condensed financial statements for the divestiture of WGAL because no other valuation currently can be based on an independent third party offer. The divestiture of WGAL at net book value would be equivalent to selling WGAL at a price equal to less than two times WGAL's 1997 broadcast cash flow. Given the valuations of broadcasting properties in recent transactions, including the valuation of the Pulitzer Broadcasting implied by The Hearst-Argyle Merger Stock, the Company management believes that any divestiture of WGAL would occur at a valuation significantly higher than its net book value.
(l) Includes the issuance of the Company Series A Common Stock to the stockholders of New Pulitzer.
(m) Reclassification of Pulitzer Broadcasting account balances to conform with the Company presentation.

PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS OF HEARST-ARGYLE

  The Unaudited Pro Forma Combined Condensed Statements of Operations of Hearst-Argyle for the year ended December 31, 1997 and the nine-months ended September 30, 1997 and 1998 have been prepared as if the Gannett Swap, the Hearst Transaction and the STC Swap had been completed as of the beginning of the periods presented. The Gannett Swap, the Hearst Transaction and the STC Swap are accounted for using the purchase method of accounting. Any subsequent adjustments and any uncertainties affecting the pro forma presentation are not expected to be significant. The pro forma statements of operations presented herein are not necessarily indicative of Hearst-Argyle's results of operations that might have occurred had such transactions been completed at the beginning of the periods indicated and do not purport to represent Hearst-Argyle's consolidated results of operations for any future period.

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                          Year Ended December 31, 1997
                                 (In thousands)

                                                                         HEARST       PRO FORMA   STC SWAP
                            HEARST-ARGYLE    HISTORICAL GANNETT SWAP   TRANSACTION     HEARST    ADJUSTMENTS        PRO FORMA
                               HISTORICAL(a) ARGYLE(b)  ADJUSTMENTS    ADJUSTMENTS   TRANSACTION  AND OTHER       HEARST-ARGYLE
                            ---------------- ---------- ------------   -----------   ----------- -----------      -------------
Total revenues............      $333,661      $ 51,826      $975(h)      $ 1,320 (c)  $387,782     $   615 (i)      $388,397
Station operating
 expenses.................       142,096        27,610       681(d)(h)    (1,944)(o)   168,443         995 (i)(j)    169,438
Amortization of program
 rights...................        40,129         2,833        16(h)                     42,978      (1,461)(i)        41,517
Depreciation and
 amortization.............        22,924        16,955       138(e)(f)    (3,777)(f)    36,240       3,704 (e)(f)     39,944
                                --------      --------      ----         -------      --------     -------          --------
Station operating income..       128,512         4,428       140           7,041       140,121      (2,623)          137,498
Corporate general and
 administrative expenses..         9,527         2,700                      (227)(l)    12,000                        12,000
Non-cash compensation
 expense..................                       3,518                    (3,518)(k)       --                            --
                                --------      --------      ----         -------      --------     -------          --------
Operating income (loss)...       118,985        (1,790)      140          10,786       128,121      (2,623)          125,498
Interest expense, net.....      (32,484 )      (12,749)                    8,005 (m)   (37,228)                      (37,228)
                                --------      --------      ----         -------      --------     -------          --------
Income (loss) before
 income taxes.............        86,501       (14,539)      140          18,791        90,893      (2,623)           88,270
Income taxes..............        35,363                                   2,430 (g)    37,793      (1,093)(g)        36,700
                                --------      --------      ----         -------      --------     -------          --------
Income (loss) from
 continuing operations....      $ 51,138      $(14,539)     $140         $16,361      $ 53,100     $(1,530)         $ 51,570
                                ========      ========      ====         =======      ========     =======          ========

See notes on the following pages.

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                      Nine Months Ended September 30, 1997
                                 (In thousands)

                                                                       HEARST       STC SWAP        PRO FORMA
                          HEARST-ARGYLE    ARGYLE     GANNETT SWAP   TRANSACTION   ADJUSTMENTS       HEARST-
                          HISTORICAL(p) HISTORICAL(b) ADJUSTMENTS    ADJUSTMENTS    AND OTHER        ARGYLE
                          ------------- ------------- ------------   -----------   -----------      ---------
Total revenues..........    $221,296      $ 51,826        $975(h)      $ 1,320 (c)   $   362 (i)    $275,779
Station operating
 expenses...............      96,919        27,610         681(d)(h)    (1,944)(o)       211 (i)(j)  123,477
Amortization of program
 rights.................      29,201         2,833          16(h)                     (1,209)(i)      30,841
Depreciation and
 amortization...........      13,694        16,955         138(e)(f)    (7,151)(f)     1,965 (e)(f)   25,601
                            --------      --------        ----         -------       -------        --------
Station operating
 income.................      81,482         4,428         140          10,415          (605)         95,860
Corporate general and
 administrative
 expenses...............       6,546         2,700                         373 (l)                     9,619
Non-cash compensation
 expense................                     3,518                      (3,518)(k)
                            --------      --------        ----         -------       -------        --------
Operating income........      74,936        (1,790)        140          13,560          (605)         86,241
Interest expense, net...     (20,524)      (12,749)                      5,352 (m)                   (27,921)
                            --------      --------        ----         -------       -------        --------
Income (loss) before
 income taxes...........      54,412       (14,539)        140          18,912          (605)         58,320
Income taxes............      22,362                                     2,675 (g)      (251)         24,786
                            --------      --------        ----         -------       -------        --------
Income (loss) from
 continuing operations..    $ 32,050      $(14,539)       $140         $16,237       $  (354)       $ 33,534
                            ========      ========        ====         =======       =======        ========

See notes on the following pages.

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                      Nine Months Ended September 30, 1998
                                 (In thousands)

                                                 STC SWAP
                               HEARST-ARGYLE    ADJUSTMENTS         PRO FORMA
                                  HISTORICAL(n)  AND OTHER        HEARST-ARGYLE
                               ---------------- -----------       -------------
Total revenues...............      $292,010       $   51  (i)       $292,061
Station operating expenses...       127,595          903  (i)(j)     128,498
Amortization of program
 rights......................        32,027         (643) (i)         31,384
Depreciation and amortiza-
 tion........................        26,678        1,179  (e)(f)      27,857
                                   --------       ------            --------
Station operating income.....       105,710       (1,388)            104,322
Corporate general and admin-
 istrative expenses..........         9,619                            9,619
                                   --------       ------            --------
Operating income.............        96,091       (1,388)             94,703
Interest expense, net........       (29,978)       2,057  (m)        (27,921)
                                   --------       ------            --------
Income before income taxes...        66,113          669              66,782
Income taxes.................        28,111          271  (g)         28,382
                                   --------       ------            --------
Income from continuing opera-
 tions.......................      $ 38,002       $  398            $ 38,400
                                   ========       ======            ========

See notes on the following pages.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS OF THE
COMPANY:

(a) The Hearst Transaction was consummated on August 29, 1997. The historical financial data includes Argyle for the four months ended December 31, 1997. Includes result from (i) WCVB, WTAE, WBAL, WISN, KMBC, and WDTN for the entire period presented; (ii) WAPT,KITV, KHBS/KHOG, WLWT, KOCO and Hearst-Argyle's share of the Clear Channel Venture from September 1 through December 31, 1997; and, (iii) the management fees derived by Hearst-Argyle from WWWB, WPBF, KCWE and WBAL-radio (the "Managed Stations") from September 1 through December 31, 1997.
(b) Includes the results of operations of Argyle, which includes: (i) WAPT, KITV, KHBS/KHOG and Argyle's share of broadcast cash flows from the Clear Channel Venture for January 1 to August 31, 1997; (ii) WZZM and WGRZ for January 1997 only; and (iii) WLWT and KOCO from February 1 through August 31, 1997.
(c) Management fees derived by the Company from the Managed Stations from the beginning of each period presented.
(d) Elimination of certain expenses which would not have been incurred under the Company's management.
(e) Change in depreciation expense due to purchase accounting adjustments to equipment and buildings, net of depreciation recorded in the historical financial statements. The estimated useful lives used for equipment range from 5 to 25 years and the estimated useful life used for buildings range from 25 to 39 years.
(f) Amortization of intangible assets resulting from purchase accounting adjustments, net of amortization recorded in the historical financial statements. The estimated useful lives used for these intangible assets were as follows: FCC licenses, network affiliation agreements and goodwill - 40 years; other intangibles - 2 to 5 years.
(g) Estimated income tax effect of the pro forma adjustments.
(h) The inclusion of WLWT and KOCO and the exclusion of WZZM and WGRZ results of operations from the beginning of the period presented.
(i) The inclusion of WPTZ/WNNE and KSBW and the exclusion of WDTN and WNAC results of operations from the beginning of the periods presented.
(j) Additional expenses which would have been incurred under the Company's management.
(k) Conforming the accounting policies related to stock based compensation.
(l) Change in corporate expenses associated with the Company's new organizational structure as a result of contractual agreements for administrative services, such as accounting, financial, legal, tax, insurance, data processing and employee benefits and other applicable contractual agreements that were entered into upon the close of the Hearst Transaction.
(m) Interest expense on the pro forma debt as follows (in thousands):

                                                                              PRO FORMA
                                                                   --------------------------------
                                                                    12/31/97    9/30/97    9/30/98
                                                                   ---------   --------   --------
Senior Notes due 2007 at an interest rate of 7.0%................  $   8,752   $  6,564   $  6,564
Senior Notes due 2008 at an interest rate of 7.0%................     14,000     10,500     10,500
Senior Notes due 2027 at an interest rate of 7.5%................     13,124      9,843      9,843
Senior subordinated Notes due 2005 at an interest rate of 9.75%..        252        189        189
Commitment fees for the unused Chase Credit Facility.............      1,252        939        939
Non-cash interest charges........................................      2,248      1,686      1,686
Interest income..................................................     (2,400)    (1,800)    (1,800)
                                                                   ---------   --------   --------
Total Interest Expense, net......................................  $  37,228   $ 27,921   $ 27,921
                                                                   =========   ========   ========

(n) Includes the results of operations of the Company, which includes: (i) WLWT, KOCO, WAPT, KITV and the Arkansas Stations; (ii) WCVB, WTAE, WISN, WBAL and KMBC; (iii) the management fee derived by the Company from the Managed Stations for the full-period presented; (iv) the Company's share of the Clear Channel Venture and WDTN from January 1 through May 31, 1998; and,
    (iv) KSBW and WPTZ/WNNE from June 1 through September 30, 1998.
(o) Reduction of pension expense resulting from the actuarial valuation of the newly-established qualified defined benefit pension plan.
(p) The historical data includes Argyle for the month of September 1997 only. Includes the results from (i) WCVB, WTAE, WBAL, WISN, KMBC and WDTN for the entire period presented (ii) WAPT, KITV, KHBS/KHOG, WLWT, KOCO and Hearst-Argyle's share of the Clear Channel Venture for the month September 1997 only; and (iii) the management fees derived by Hearst-Argyle from the Managed Stations for the month of September only.